UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 12, 2011
LL&E ROYALTY TRUST
(Exact name of Registrant as specified in its charter)

Texas	1-8518	76-6007940
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
The Bank of New York Mellon Trust Company, N.A., Trustee
Global Corporate Trust
919 Congress Avenue
Austin, Texas 78701
(Address of principal executive offices)
Registrant’s Telephone Number, including area code: (800) 852-1422
Not Applicable
(Former name, former address and former fiscal year,
if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EX-99.1

Item 8.01. Other Events.
     On August 12, 2011, LL&E Royalty Trust convened a Special Meeting of Unitholders at the request of a Unitholder. The purpose of the Special Meeting was to vote on the Unitholder’s proposal to remove The Bank of New York Mellon Trust Company, N.A. as trustee of LL&E Royalty Trust, and appoint Premier Bank & Trust, National Association, as successor trustee. Premier Bank & Trust, National Association, has declined to accept its appointment as successor trustee if so appointed. Consequently, at the request of the unitholder who requested the Special Meeting, the Special Meeting has been temporarily adjourned from day to day until 10:00 a.m. Eastern Time on August 24, 2011.
Item 9.01. Financial Statements and Exhibits.
  (d) Exhibits.

99.1	LL&E Royalty Trust Press Release dated August 12, 2011.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LL&E Royalty Trust

By:	THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

	By: Name:	/s/ Mike Ulrich Mike Ulrich
	Title:	Vice President
Date: August 12, 2011